SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
       of the Securities Exchange Act of 1934, as amended
                       (Amendment No. __)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  INDEPENDENT BANKSHARES, INC.
        (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602
               __________________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held April 28, 1998



To the Shareholders of
  Independent Bankshares, Inc.

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Independent Bankshares, Inc., a Texas corporation (the "Company"), will be held in the lobby of First State Bank, N.A., Central Branch, 547 Chestnut Street, Abilene, Texas on Tuesday, April 28, 1998, at 4:00 p.m., local time, for the purposes of considering and voting upon the following:

     1. To elect five (5) directors to hold office in the class and for the terms specified or until their respective successors have been duly elected and have qualified; and

     2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s) thereof.

     The items of business are more fully described in the Proxy
Statement accompanying this notice.

     The Board of Directors has fixed March 16, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                              By Order of the Board of Directors

                              RANDAL N. CROSSWHITE,
                              Corporate Secretary

Abilene, Texas
March 31, 1998

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602
                 _______________________________

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held April 28, 1998
                 _______________________________

             SOLICITATION AND REVOCATION OF PROXIES


     This Proxy Statement and the accompanying proxy are being furnished to shareholders of Independent Bankshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 28, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1997, are first being sent to shareholders of the Company on or about March 31, 1998.

     The accompanying form of proxy is designed to permit each holder of the Company's common stock, par value $0.25 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATIONS ARE MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE ANNUAL MEETING FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS." If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote his or her shares in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., at the Company's principal executive offices, 547 Chestnut Street, Abilene, Texas 79602, at any time before the proxy is voted or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.
The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. All expenses of the Company in connection with this solicitation will be borne by the Company.

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1997 (the "Annual Report"), including audited financial statements, is enclosed herewith. The
Annual Report does not form any part of the material for the solicitation of proxies.

                     PURPOSES OF THE MEETING

     At the Annual Meeting, the shareholders of the Company will consider and vote upon the following matters:

     1. The election of five (5) directors to hold office in the class and for the term specified or until their respective successors have been duly elected and have qualified; and

     2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.


          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

GENERAL

     The Board of Directors of the Company has fixed March 16, 1998, as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, the Company had issued and outstanding 1,977,099 shares of Common Stock. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. A shareholder is entitled to one vote, in person or by proxy, at the Annual Meeting for each share of Common Stock held of record in his or her name at the close of business on the Record Date.

QUORUM AND REQUIRED VOTE; EFFECT OF ABSTENTIONS AND BROKER NONVOTE

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting or any adjournment(s) of the annual meeting is necessary to constitute a quorum to transact business at the annual meeting. Assuming the presence of a quorum, the affirmative vote of the holders of the Record Date of a plurality of the outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors.

     Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker nonvotes do not have any effect on the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes to the table set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company,
(ii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) each individual selected as an advisory director of the Company and (iv) all directors and executive officers of the Company as a group, as of the Record Date:

                                         Amount and
                                          Nature of     Percent of
                                         Beneficial     Class Owned
     Name of Beneficial Owner           Ownership(1)   Beneficially(2)
     ------------------------           ------------   ---------------

     John L. Beckham                        1,500           0.08%
     Lee Caldwell                          17,706           0.90
     Arlas Cavett*                         25,575(3)        1.29
     Mrs. Wm. R. (Amber) Cree               4,527           0.23
     Randal N. Crosswhite                  24,435(4)        1.24
     Louis S. Gee                          45,032(5)        2.26
     Michael D. Jarrett                     8,217(6)        0.42
     Nancy E. Jones                             0             --
     Marshal M. Kellar                      1,931(7)        0.10
     Tommy McAlister                        5,360(8)        0.27
     L.H. Mosley*                          55,039           2.78
     J.E. Smith*                            3,875(9)        0.20
     Bryan W. Stephenson                  107,697(10)       5.42
     Scott L. Taliaferro                   79,961(11)       4.04
     James D. Webster, M.D.                   885           0.04
     C.G. Whitten                           6,550           0.33
     John A. Wright                        89,250           4.51
     All executive officers and directors
     as a group (19 individuals, including
     the executive officers and directors
     listed above)                        490,282(12)     24.53%
     _________________
 *   Advisory Director

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.
(2) The percentages of Common Stock indicated are based on 1,977,099 shares of Common Stock issued and outstanding on the Record Date.
(3) Includes 17,956 shares owned by Cavett and Frost, a general partnership in which Mr. Cavett is a 50% partner, and 971 shares owned by Cavett, Inc. Mr. Cavett is President and a 50% shareholder of Cavett, Inc.
(4) Includes Mr. Crosswhite's beneficial ownership of 11,067 shares held by the Company's Employee Stock Ownership/401(k) Plan (the "Plan").
(5) Includes 14,467 shares owned by Tippett & Gee, Inc. Mr. Gee is the Chairman of the Board and majority shareholder of Tippett & Gee, Inc. Also includes 11,484 shares that could be acquired within 60 days through the conversion of the Company's Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock").
(6) Includes Mr. Jarrett's beneficial ownership of 4,412 shares held by the Plan.
(7) Includes 1,931 shares owned by M & G Kellar Investment Limited Partnership, a partnership in which Mr. Kellar is a general partner.
(8) Includes 3,235 shares owned by McAlister Oil Co., Inc. Mr. McAlister is President and sole shareholder of McAlister Oil Co., Inc. Also includes 689 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by McAlister Oil Co., Inc.
(9)  Includes 1,750 shares owned by Mr. Smith's wife.

(10) Includes 15,808 shares owned by Mr. Stephenson's wife and minor child and 9,624 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife. Also includes Mr. Stephenson's beneficial ownership of 12,122 shares held by the Plan.
(11) Includes 1,240 shares owned by Mr. Taliaferro's wife.
(12) Includes 21,797 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock. Also includes such executive officers' beneficial ownership of 36,813 shares held by the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by all persons or entities known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on the Record Date:


                                                  Amount and
                                                   Nature of      Percent of
                                                   Beneficial     Class Owned
            Name of Beneficial Owner              Ownership(1)   Beneficially(2)
     ------------------------------------------   -------------  ----------------
     Independent Bankshares, Inc.                    154,199          7.80%
       Employee Stock Ownership/401(k) Plan
       P.O. Box 3296
       Abilene, Texas 79604
     Bryan W. Stephenson                             107,697(3)       5.42
       P.O. Box 3296
       Abilene, Texas 79604
     Scott L. Taliaferro, Jr.                        100,313(4)       5.07
       P.O. Box 240
       Abilene, Texas 79604
     Farmers & Merchants Company                      99,942(5)       5.05
       c/o First National Bank Trust Department
       P.O. Box 701
       Abilene, Texas 79604

_______________
(1)  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities
     Exchange Act of 1934, as amended.  Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.
(2)  The percentages of Common Stock indicated are based on
     1,977,099 shares of Common Stock issued and outstanding on the
     Record Date.
(3)  Includes 15,808 shares owned by Mr. Stephenson's wife and minor child and 9,624 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife.  Also includes Mr. Stephenson's
     beneficial ownership of 12,122 shares held by the Plan.
(4)  Includes 99,942 shares beneficially owned by Mr. Taliaferro and held by Farmers and Merchants Company, Abilene, Texas, as trustee for Mr. Taliaferro.
(5)  Constitutes shares held in trust for the benefit of Scott L.
     Taliaferro, Jr.

                  ITEM 1. ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than seven nor more than 30 members (exclusive of advisory directors) and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors composing the Board of Directors at thirteen (exclusive of advisory directors). The Articles of Incorporation and the Bylaws also provide that the Board of Directors be classified with respect to the time for which they hold office into three classes as nearly equal in number as possible.

     The Board of Directors has nominated for directors the five individuals named below to be elected at the Annual Meeting to hold office in the class and for the term indicated, or until their respective successors have been duly elected and have qualified.

     The tables below set forth for each nominee for director and for each continuing director within each class of directors, the name, age and the principal occupation of each nominee or continuing director, the directorships of public companies, if any, held by each nominee or continuing director and the year he or she first became a director of the Company.

                2001 CLASS--NOMINEES FOR DIRECTOR
               TO SERVE UNTIL 2001 ANNUAL MEETING

                                           Year First
                                        Became a Director                Principal Occupation
          Name and Age                    of the Company              During the Last Five Years
     ------------------------           -----------------   ------------------------------------------------------
     John L. Beckham (39)                    1998           Attorney at Law, Beckham, Rector & Eargle, L.L.P

     Nancy E. Jones (48)                     1998           Executive Director of the Community Foundation of
                                                            Abilene

     Bryan W. Stephenson (48)                1989           President and Chief Executive Officer of the
                                                            Company; Chairman of the Board of First State
                                                            Bank, N.A. (the "Bank")

     Scott L. Taliaferro (75)                1980           Chairman of the Board of the Company and President
                                                            of Scott Oils, Inc. (oil and gas drilling)

     C.G. Whitten (73)                       1980           Attorney at Law, Whitten & Young, P.C. (1997-Present);
                                                            previously, Senior Vice President and General Counsel
                                                            of Pittencrieff Communications, Inc.

     Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the class and the term specified, the persons named in the enclosed proxy intend, if any nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, present or represented by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock present or represented at the Annual Meeting, the five persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted "FOR" the above nominees in the class and for the term noted.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE ELECTION OF EACH OF THE INDIVIDUALS
              NOMINATED FOR ELECTION AS A DIRECTOR


     The following directors serve terms expiring at the 1999 and 2000 Annual Meeting of Shareholders:

              1999 CLASS--CONTINUING FOR DIRECTORS
               TO SERVE UNTIL 1999 ANNUAL MEETING


                                           Year First
                                        Became a Director                       Principal Occupation
          Name and Age                   of the Company                      During the Last Five Years
     ------------------------           -----------------        -------------------------------------------------
     Mrs. Wm. R. (Amber) Cree (67)           1982                Entrepreneuse

     Tommy McAlister (49)                    1985                President of McAlister, Inc. (investments)

     James D. Webster, M.D. (57)             1988                Physician

     John A. Wright (78)                     1980                Bank Consultant

               2000 CLASS--CONTINUING FOR DIRECTORS
               TO SERVE UNTIL 2000 ANNUAL MEETING


                                           Year First
                                        Became a Director                     Principal Occupation
          Name and Age                   of the Company                    During the Last Five Years
     ------------------------           -----------------        ----------------------------------------------
     Lee Caldwell (63)                       1985                Attorney at Law

     Randal N. Crosswhite (44)               1995                Senior Vice President, Chief Financial Officer
                                                                 and Corporate Secretary of the Company; Director
                                                                 of the Bank

     Louis S. Gee (75)                       1981                Chairman of the Board and Chief Executive Officer
                                                                 of Tippett & Gee, Inc. (mechanical engineering)

     Marshal M. Kellar (65)                  1981                Chairman of the Board of West Texas Wholesale
                                                                 Supply Company (hardware)

ADVISORY DIRECTORS

     The Bylaws of the Company provide for advisory directors. The Board of Directors, at its February 18, 1998, meeting, selected the following individuals to serve as advisory directors of the
Company:

                          Arlas Cavett
                           L.H. Mosley
                           J.E. Smith

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee and an Employee Stock Ownership/401(k) Plan Committee. During the year ended December 31, 1997, the Board of Directors held twelve regular meetings; the Executive Committee had six meetings; the Audit Committee had one meeting; and the Employee Stock Ownership/401(k) Plan Committee had three meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served, except Lee Caldwell who attended eight meetings of the Board of Directors and was unable to attend the meeting of the Audit Committee.

     EXECUTIVE COMMITTEE. The Executive Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board of Directors, changes in the Bylaws and certain other significant corporate matters. The Executive Committee also functions as the Company's Compensation Committee in that it reviews and makes recommendations to the Board of Directors concerning major compensation policies and the compensation of executive officers. Louis S. Gee and John A. Wright, directors, and Bryan W. Stephenson, Scott L. Taliaferro and C.G. Whitten, nominees for director, were the members of the Executive Committee during 1997 and were appointed members of the Executive Committee for 1998 at the February 18, 1998, meeting of the Board of Directors.

     AUDIT COMMITTEE. The duties of the Audit Committee include the making of recommendations to the Board of Directors for engaging and discharging the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management; monitoring accounting and financial controls; and initiating and supervising any special investigations it deems necessary. Lee Caldwell, Tommy McAlister and James D. Webster, M.D., directors, were the members of the Audit Committee during 1997 and all were appointed members of the Audit Committee for 1998 at the February 18, 1998, meeting of the Board of Directors.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     See "Executive Compensation--Transactions with Management" for certain transactions and relationships between directors and the Company or its subsidiaries or affiliates.

                             ITEM 2.
      OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

                       EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     The table below sets forth at the date of this Proxy Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he first became an executive officer of the Company:


                                                                    Executive
                                                                    Officer of
                                                                  the Company or
                                   Current Position with the     Branch President           Principal Occupation
          Name and Age               Company or the Bank         of the Bank Since              During Last Five Years
----------------------------       -------------------------     -----------------   -----------------------------------
Bryan W. Stephenson (48)           President, Chief Executive         1985           President and Chief Executive
                                   Officer and Director of the                       Officer of the Company
                                   Company and Chief Executive
                                   Officer and Chairman of the
                                   Board of the Bank

Randal N. Crosswhite (44)          Senior Vice President, Chief       1985           Senior Vice President, Chief
                                   Financial Officer, Corporate                      Financial Officer and Corporate
                                   Secretary and Director of the                     Secretary of the Company
                                   Company and Director of the
                                   Bank

Thomas C. Darden (41)              Lubbock Branch President of        1997           Lubbock Branch President
                                   the Bank and Director of the                      of the Bank (1997-present);
                                   Bank                                              previously Executive Vice
                                                                                     President of Plains National
                                                                                     Bank, Lubbock, Texas

James G. Fitzhugh (48)             Abilene Branch President of        1985           Abilene Branch President of
                                   the Bank and Director of the                      the Bank (1997-present);
                                   Bank                                              previously President of the
                                                                                     Bank

Michael D. Jarrett (48)            Odessa Branch President of         1992           Odessa Branch President of the
                                   the Bank and Director of the                      Bank (1997-present); previously,
                                   Bank                                              President of First State Bank,
                                                                                     N.A., Odessa ("First State, N.A.,
                                                                                     Odessa"), a former subsidiary bank

TERM OF OFFICE

     Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified. The Branch Presidents of the Bank are elected by the board of directors of the Bank at its annual meeting and hold office until the next annual meeting of such board of directors or until their respective successors are duly elected and have qualified.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and other executive officers of the Company (including those who are employed by the Company's direct and indirect subsidiaries) whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1997 (the "named executive officers").



                                                                                            Long-Term
                                                                                          Compensation
                                                                                              Awards
                                                                                          ------------
                                                  Annual Compensation      Other Annual    Securities
                                        Fiscal    -------------------      Compensation    Underlying
     Name and Principal Position         Year      Salary    Bonus($)         ($)(1)         Options
----------------------------------      ------    --------- ---------      ------------   ------------
Bryan W. Stephenson                      1997     $ 135,000 $  20,000        $  3,500          0
President, Chief Executive Officer       1996       135,000    20,000           6,600          0
and Director of the Company              1995       126,000    20,000           6,500          0

Michael D. Jarrett                       1997     $  97,500 $   7,500           3,500          0
Branch President and Director of         1996        92,500     5,000           3,300          0
the Bank                                 1995        85,000     5,000           3,300          0

Randal N. Crosswhite                     1997     $  92,000 $   5,000        $  3,500          0
Senior Vice President, Chief             1996        85,000     5,000           6,600          0
Financial Officer, Corporate             1995        80,000     4,500           6,500          0
Secretary and Director of the
Company

_________________________
(1)  Constitutes directors fees paid by the Bank and its
     predecessors.

STOCK OPTION GRANTS IN FISCAL 1997

     No stock options were granted to the Chief Executive Officer or the named executive officers during fiscal 1997. The Company has never granted stock appreciation rights.

AGGREGATE STOCK OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR END
OPTION VALUES

     The following table provides information related to stock options exercised by the Chief Executive Officer and the named executive officers during fiscal 1997 and the number and value of stock options held at fiscal year end.


                                                    Number of Securities                       Value  of
                           Shares                   Underlying Unexercised              Unexercised In-the-Money
                          Acquired       Value      Options at Year-End (#)             Options at Year-End ($)
                         Upon Option    Realized  ----------------------------       ----------------------------
     Name                Exercise(#)     ($)(1)   Exercisable    Unexercisable       Exercisable    Unexercisable
--------------------     -----------    --------  -----------    -------------       -----------    -------------
Bryan W. Stephenson        11,666       $139,700       0                0                 $0              $0

Michael D. Jarrett          2,500         34,300       0                0                  0               0

Randal N. Crosswhite        4,166(2)      30,000       0                0                  0               0

________________________
(1)  Market value of the underlying securities at exercise date, minus the exercise price.
(2)  Adjusted for the 5-for-4 stock split, effected in the form of a 25% stock dividend, paid to stockholders on May 30, 1997.

DIRECTOR COMPENSATION

     In 1997, each nonemployee director and advisory director was paid $250 for each regular directors' meeting of the Company attended and $100 for each meeting of the Executive Committee and Audit Committee attended. The Board of Directors has set director and committee fees for 1998 at $250 per meeting of the Board and $100 per meeting of the Executive Committee and the Audit Committee.

TRANSACTIONS WITH MANAGEMENT

     The Bank had, during the period from January 1, 1997, to March 17, 1998, and expects to have in the future, loan transactions with directors of the Company and the Bank and their respective associates, which includes any immediate family member or any corporation or firm of which such person is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any trusts of which such person serves as trustee or in which he or she has a substantial beneficial interest. These loan transactions have been made in the ordinary course of the Bank's business and have been and will continue to be on substantially the same terms, including interest rates, collateral and repayment, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans made to directors and nominees for director of the Company and their respective associates are believed to be in compliance with the Financial Institutions Regulatory and Interest Rate Control Act of 1978.

     In 1985, a former subsidiary bank of the Company foreclosed on the stock of Texas Bank & Trust Company, Sweetwater, Texas ("TB&T-Sweetwater"). TB&T-Sweetwater subsequently failed, resulting in a legal action being brought in federal court against the thirteen TB&T-Sweetwater directors (the "TB&T Directors"), including John A. Wright, a director of the Company, by the FDIC. All former TB&T-Sweetwater Directors requested that the Company reimburse them for their expenses and settlement costs incurred by them in their defense of the FDIC litigation. In December 1994, a settlement was entered into between the FDIC and certain of the TB&T Directors with certain of the TB&T Directors (the "Inside Directors"), including Mr. Wright, paying the FDIC a total of $450,000. Mr. Wright claimed approximately $340,000 in indemnification expense. In March 1995, the Company agreed to settle the indemnification requests of the Inside Directors, and Mr. Wright received $150,000 cash and a promissory note in the original principal amount of $152,300, which bore interest at 6% per annum. The first principal payment of $50,800, plus accrued interest of $9,100, was paid to Mr. Wright on March 1, 1996. The second principal payment of $50,800 plus accrued interest of $6,100, was paid to Mr. Wright on March 1, 1997. The third principal payment of $50,700, plus accrued interest of $3,100, was paid to Mr. Wright on January 2, 1998.

                     INDEPENDENT ACCOUNTANTS

     On July 16, 1997, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors that the firm of Coopers & Lybrand L.L.P. be engaged as the Company's independent public accountants for the year ended December 31, 1997.

     The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the year ended December 31, 1998. Representatives of Coopers
& Lybrand L.L.P., who audited the Company's financial statements for the year ended December 31, 1997, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Paragraph Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended

December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                      SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1999 Annual Meeting of Shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1999 Annual Meeting of Shareholders, shareholder proposals must be received by the Company by November 28, 1998, and must otherwise comply with the requirements of Rule 14a-8.

            COPIES OF THE ANNUAL REPORT ON FORM 10-K
        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH SHAREHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. WRITTEN REQUESTS FOR SUCH FORM 10-K SHOULD BE DIRECTED TO MR. RANDAL N. CROSSWHITE, SENIOR VICE PRESIDENT AND CORPORATE SECRETARY, INDEPENDENT BANKSHARES, INC., 547 CHESTNUT STREET, ABILENE, TEXAS 79602.

                              By Order of the Board of Directors


                              Randal N. Crosswhite,
                              Corporate Secretary
Abilene, Texas
March 31, 1998



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND
WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Randal N. Crosswhite, Scott L. Taliaferro and C.G. Whitten and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Independent Bankshares, Inc. (the "Company") held of record by the undersigned on March 16, 1998, at the Annual Meeting of Shareholders to be held on April 28, 1998, or any adjournment(s) thereof.

          1.  PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE
FOLLOWING PERSONS, TO HOLD OFFICE IN THE CLASS AND FOR THE TERM
INDICATED OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE
QUALIFIED.

[  ] FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE
     CONTRARY BELOW)

[  ] WITHHOLD AUTHORITY TO VOTE ALL NOMINEES LISTED BELOW

         2001 Class - Class of Directors to hold office until the 2001 Annual Meeting:

                John L. Beckham, Nancy E. Jones,
            Bryan W. Stephenson, Scott L. Taliaferro
                        and C.G. Whitten.

      (INSTRUCTION:  To withhold authority to vote for any
        individual nominee, write that nominee's name on
                   the space provided below.)


           ------------------------------------------

                 (Please sign on the other side)

                     (Continued from front)

          2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.

     FOR  [  ]           AGAINST  [  ]            ABSTAIN  [  ]

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.

                         DATED:____________________________, 1998

                         ________________________________________
                                        Signature

                         ________________________________________
                              Signature if Held Jointly